UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2012

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 17, 2012, TE Connectivity Ltd. (the “Company” or “TE”) issued a press release reporting the Company’s preliminary third quarter results for fiscal 2012. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 2.02.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2012, the Company announced that effective August 1, 2012 Terrence Curtin, who is currently the Company’s Executive Vice President and Chief Financial Officer, will become the President of TE’s Industrial Solutions Segment, a new segment which will include TE’s Industrial, Energy, and Aerospace, Defense and Marine businesses. Robert (Bob) Hau, 46, will succeed Mr. Curtin as Executive Vice President and Chief Financial Officer effective August 1, 2012. Mr. Hau served as Executive Vice President and Chief Financial Officer of Lennox International Inc., beginning October 2009. He was also Vice President and Chief Financial Officer for Honeywell International’s Aerospace Business Group from 2006 to 2009. Mr. Hau holds a BS in Business Administration from Marquette University and an MBA in Finance from the University of Southern California.

Mr. Hau’s compensation arrangement provides for him to (i) be paid $1,700,000 in a sign-on bonus, (ii) be paid $2,000,000 in restricted stock units as a sign-on equity grant, (iii) be paid a starting base salary of $540,000, subject to an annual upward adjustment, (iv) be eligible for an annual bonus of up to 75% of base salary, in accordance with the annual bonus plan then in effect for executive officers of the Company, (v) be eligible for a long-term incentive bonus with a target valued at $1,800,000 to be comprised of equity-based awards, (vi) receive deferred compensation and welfare benefits made available generally from time to time to executive officers of the Company, (vii) be paid vacation and certain relocation benefits and (viii) and be eligible for certain benefits under the Tyco Electronics Severance Plan for U.S. Officers and Executives, as described in the Company’s proxy statement for its annual general meeting held on March 7, 2012, filed with the Securities and Exchange Commission on January 13, 2012.

Also, on July 17, 2012, the Company announced that effective August 1, 2012 Joe Donahue, who is currently Executive Vice President, Chief Operating Officer and President of the Company’s Transportation Solutions Segment, will become the President of the Company’s Networks Solutions Segment, which includes TE’s Telecom Networks, Data Communications, Enterprise Networks and Subsea Communications businesses.  Alan Clarke, who is the current President of the Networks Solutions Segment, will retire as of December 31, 2012.

Item 7.01.  Regulation FD Disclosure.

The press release which is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01, also announces a new four segment reporting structure that will be effective at the beginning of the Company’s fiscal year 2013, which begins on September 29, 2012.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press Release dated July 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

By:	/s/ Terrence R. Curtin
Terrence R. Curtin
Executive Vice President and Chief Financial Officer

Date: July 17, 2012